Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Cereplast, Inc. (the “Company”) on Form 10-Q/A for the three months ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frederic Scheer, Chief Executive Officer and Principal Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Frederic Scheer
Frederic Scheer
Chief Executive Officer
(Principal Executive Officer)

December 21, 2011